UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 10, 2019

(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 10, 2019, the Board of Directors (the “Board”) of Paychex, Inc. (“Paychex”) voted to appoint Robert L. Schrader to Vice President and Controller, effective immediately.

Mr. Schrader, age 47, is a senior executive with over 20 years of experience in corporate finance and public accounting.  Most recently he served as Senior Director, Financial Planning and Analysis at Paychex, since August 2017.  He first joined Paychex in December 2014 as Director, Internal Audit.  Prior to Paychex, Mr. Schrader was Chief Financial Officer for Unither Manufacturing LLC in Rochester, N.Y.  Before taking that role, Mr. Schrader was with Bausch & Lomb, Inc. and culminated his 10-year career there as Vice President of Finance and Controller of Global Quality and Operations.  He was a former Audit Manager at PricewaterhouseCoopers LLP.

Mr. Schrader is a certified public accountant.  He holds an MBA from the University of Rochester’s Simon Business School and a Bachelor of Science degree in Accounting from the State University of New York College at Brockport.

Mr. Schrader will participate in the same compensation and benefit arrangements available to other officers of Paychex. There is no other arrangement or understanding between Mr. Schrader and any other persons as it relates to his appointment.  Mr. Schrader has no family relationships with any of our directors or executive officers and he has not been a participant, or had any interest, in any transaction with Paychex that is reportable under Item 404(a) of Regulation S-K, since the beginning of Paychex’s last fiscal year.

Mr. Schrader succeeds Jennifer R. Vossler and will be assuming the responsibilities of principal accounting officer.  The Board also voted to appoint Mrs. Vossler to Vice President and Assistant Treasurer on July 10, 2019, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	July 10, 2019	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

Date:	July 10, 2019	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer